UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 12, 2022

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 RDU Center Drive, Suite 300

Morrisville, North Carolina 27560

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EXTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Extreme Networks, Inc. (“Extreme” or “the Company”) today disclosed that last week it was supplied information by a news organization that helped the Company uncover actions taken by a former employee, now working with a Russian distributor, to sell Extreme’s product to a U.S. sanctioned company in Russia.

According to Extreme’s records:

•	The sanctioned company was an indirect customer of a networking business, which Extreme acquired from another company in July 2017.

•	Through Extreme’s investigation, the Company found that DEMZ was a front business for MMZ Avangard, a subsidiary of a Russian military contractor.

•

From 2018 through 2021, a Russian distributor ordered Extreme products for different partners who made orders on behalf of DEMZ, which transferred Extreme’s products to MMZ Avangard. The former employee continued to perpetuate this scheme upon going to work for the distributor after being terminated by Extreme for performance issues.

The total figure of the misappropriated product sales over five years is currently estimated to be approximately $645,000, representing less than 0.01% of the Company’s global revenue during that time period. Extreme ceased operations in the country in March 2022. The technology that was sold as part of the distributor’s scheme was legacy networking hardware used to enable network connectivity.

Extreme takes these matters very seriously. Latham & Watkins LLP, the Company’s outside counsel, is assisting with its ongoing internal investigation.

Extreme continues to review these matters including whether current and former employees may have been involved. Extreme has notified U.S. regulators and will continue to be vigilant in implementing best in class export control processes and controls.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, including statements regarding those concerning the Company’s internal investigation, and the effectiveness of processes and controls, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. There are several important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements. These include, among others, risks related to pending or future litigation; macroeconomic and political and geopolitical factors including the Russia/Ukraine conflict; investigations by U.S. regulators; additional information learned by the Company in the course of its investigation; and former or current employee participation in transactions with U.S. sanctioned parties.

More information about potential factors that could affect the Company’s business and financial results are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2022 and other documents of the Company on file with the Securities and Exchange Commission (available at www.sec.gov), including Quarterly Reports on Form 10-Q. As a result of these risks and others, actual results could vary significantly from those anticipated in this Current Report on Form 8-K, and the Company’s financial condition and results of operations could be materially adversely affected. Except as required under the U.S. federal securities laws and the rules and regulations of the U.S. Securities and Exchange Commission, Extreme disclaims any obligation to update any forward-looking statements after the date of this Current Report on Form 8-K, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022

EXTREME NETWORKS, INC.

By:	/s/ REMI THOMAS
Remi Thomas
Executive Vice President, Chief Financial Officer (Principal Accounting Officer)